Fifth Third Bank | All Rights Reserved
Annual Meeting of Shareholders
April 17, 2012
Please refer to earnings release dated January 20, 2012
and 10-K dated February 29, 2012 for further information,
including full results reported on a U.S. GAAP basis
Exhibit 99.1

FIFTH THIRD BANCORP

0.67
0.63
1.18
2009
2010
2011

5.5
6.3
23.3
2009
2010
2011

511
503
1094
2009
2010
2011

0.6
0.7
1.2
2009
2010
2011

©

2011: A year of strong performance
Dividend payout ratio (%) Diluted earnings per share ($)
Return on assets (%) Net income to common ($)
Earnings per share nearly doubled
compared with 2010
Increased quarterly dividend twice during 2011
resulting in $0.32 annualized dividend
Net income available to common shareholders
more than doubled compared with 2010
ROA of 1.2% increased nearly 50 bps
compared with 2010

Fifth Third Bank | All Rights Reserved

FIFTH THIRD BANCORP

7000
6000
5000
4000
3000
2000
1000
0
12%
10%
8%
6%
4%
2%
0%
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Cont. Jobless Claims
Unemployment rate (Right Axis)

8%
6%
4%
2%
0%
(2%)
(4%)
6%
4%
2%
0%
(2%)
(4%)
(6%)
(8%)
(10%)
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Cumulative chg in GDP
QoQ chg in GDP (Right Axis)

1200
1000
800
600
400
200
0
200
150
100
50
-
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Housing Starts
S&P/Case-Shiller Comp. 20SA (Right Axis)

5%
4%
3%
2%
1%
0%
7%
6%
5%
4%
3%
2%
1%
0%
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Fed Target Rate
30-year Mortgage Rate (Right Axis)

©

Fifth Third Bank | All Rights Reserved
The environment is improving…
but remains challenging
Gross Domestic Product
Employment
Rate Environment Real Estate
Unemployment has declined, but still
remains elevated vs. pre-crisis levels
GDP has grown consistently
but sluggishly since 4Q08
Home prices have stabilized, but new
construction continues to lag
Prolonged low rate environment reduces value
of bank deposits and lowers asset yields

1.50
1.25
1.00
0.75
0.50
0.25
0.00
(0.25)
(0.0)
0.7
0.8
1.2
1.0
1.2
1.3
1.1
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11

4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
3.51
3.30
2.07
2.15
2.11
2.09
1.93
1.76
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11

250
200
150
100
50
0
98
131
170[2]
164
149
204
235
198
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11

10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
6.96
7.17
7.34
7.48
8.99
9.20
9.33
9.35
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11

©

Fifth Third Bank | All Rights Reserved
We relentlessly pursue positive outcomes
1 Nonperforming loans and leases as a percent of portfolio loans, leases and other assets, including other real estate owned (does not include nonaccrual loans held-for-
sale)
2 Excluding $510mm net charge-offs attributable to credit actions
* Non-GAAP measure.  See Reg. G reconciliation in the Appendix to the presentation
Tier 1 common ratio (%)*
Return on assets (%)
PPNR / Net charge-offs (%)*
NPLs / Loans
1
(%)
2011 was most profitable year since 2006

1.8
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
Peer med. 0.8
1.6
1.3
1.1
0.9
0.9
0.9
0.8
0.7
0.7
0.6
0.6
0.2
USB
WFC
FITB
BBT
HBAN
KEY
MTB
PNC
ZION
CMA
RF
STI

2.5
2.0
1.5
1.0
0.5
0.0
Peer med. 1.2
2.2
1.8
1.6
1.4
1.2
1.2
1.2
1.2
0.9
0.8
0.8
0.8
USB
HBAN
FITB
KEY
PNC
BBT
ZION
RF
WFC
STI
MTB
CMA

25
20
15
10
5
0
Peer med. 9.0
23.2
16.7
13.4
11.9
10.3
10.2
9.0
8.8
7.8
5.7
4.3
2.5
USB
WFC
BBT
FITB
HBAN
MTB
RF
KEY
PNC
CMA
STI
ZION

12
10
8
6
4
2
0
9.7
Peer med. 8.3
Peer 1
FITB
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11

©

Fifth Third Bank | All Rights Reserved
We aim to set ourselves apart
4Q11 Tier 1 common (%)*
(adjusted for Basel III^)
4Q11 Return on assets (%)
4Q11 Reserves / NPLs (%)
4Q11 Return on tangible common equity (%)*
Industry leader in earnings power
Source: SNL Financial and Company Reports.
* Non-GAAP measure.  See Reg. G reconciliation in the Appendix to the presentation
^ Estimates based on current Basel III rules released by the Basel Committee; actual rules subject to U.S. banking regulation. Assumes unrealized securities gains included in Tier 1 common. Not adjusted for potential mitigation efforts.

Fifth Third Bank | All Rights Reserved
We are focused on
effective capital management
* Subject to Board of Directors and regulatory approval
** Comprehensive Capital Analysis & Review by Federal Reserve
Organic growth opportunities
• Support growth of core banking franchise
• Continued loan growth despite sluggish
economy
Strategic opportunities
*
• Prudently expand franchise or increase
density in core markets via disciplined
acquisitions or selective de novos
• Expect future acquisition activity although
less likely in near-term
• Attain top 3 market position in 65% of
markets or more longer term
Return to more normal dividend policy
*
• Strong levels of profitability would support
higher dividend than current level
• Move towards levels more consistent with
Fed’s near-term payout ratio guidance of
30%
Repurchases / Redemptions
*
Recommendations for increased shareholder distributions upon
Federal Reserve approval of capital plan**
Capital Deployment Capital Return
Manage common equity in light of
regulatory environment, other
alternatives, maintenance of desired /
required buffers, and stock price
Initiate common share repurchases to
manage growing excess capital levels;
retain amount of common equity to
accommodate asset growth

Fifth Third Bank | All Rights Reserved
We are positioned well for industry changes
No significant changes to business model or asset mix
Traditional banking activities, consistent with direction of financial reform
No direct European sovereign exposure;
very modest exposures overall
Little to no impact
Mortgage risks are manageable
No significant business at Fifth Third impaired during crisis
Dodd-Frank Act /
Basel III
Volcker rule
Effect of crisis on core
business
Mortgage Putback /
Litigation risk
Financial system
interconnectedness
European crisis

FIFTH THIRD BANCORP

HOMEOWNER PLUS
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your mortgage.

Relationship Savings - Double-Interest Bonus
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If you have a Fifth Third checking account with Relationship Savings...
Do one of the following:
Monthly Direct Deposits of $100 or More
OR
One Monthly Checking-to-Savings Net Transfer of $100 or More
OR
Any Combination of Five or More of These Everyday Checking Activities:
o Debit card purchases
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o Online/telephone bill payments¹
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©

8 Fifth Third Bank | All Rights Reserved You don’t get to new ideas by using the same old ideas.

FIFTH THIRD BANCORP

80
78
76
74
72
70
68
66
64
62
79
75
75
73
73
70
68
All Others
FITB
Banks / Industry Avg
C
WFC
JPM
BAC

©

Fifth Third Bank | All Rights Reserved
We are focused on the customer experience
Fifth Third Bank engaged the American Customer Satisfaction Index (ACSI) in custom research projects surveying Fifth Third Bank customers in the 3 quarter of 2011. In the surveys, ACSI used the same statistical methodology as the independently measured banks, Bank of America, J.P. Morgan Chase, Wells Fargo, and Citigroup. The Customer Experience Index, 2012”,
Forrester Research, Inc., January 23, 2012
Consistently achieving leading customer satisfaction scores through focus on providing valuable products and services at fair prices
Fifth Third outscored
the bank industry average
Fifth Third recipient of
“Great Workplace Award”
(March 2011)
Fifth Third improved
consistently over last 4 years
Third-Party Recognition
Fifth Third’s score was in line with the ACSI
Banks industry average (Bank of America,
Citi, Wells Fargo, J.P. Morgan Chase and an
aggregate of smaller banks)
2011 ACSI Scores
Customer Satisfaction Scores
rd

Fifth Third Bank | All Rights Reserved
Well-positioned for success and leadership in new banking landscape
Resilient business model provides strength
Strong levels of
profitability
Broad-based
credit
improvements
Exceed fully
phased-in Basel
III capital
standards today
All crisis-era
government
support
programs exited;
no TLGP
No significant
business at Fifth
Third impaired
by crisis
Continued
investments to
maintain and
enhance
revenue-
generation
Disciplined
expense control
Traditional
banking focus
consistent with
direction of
financial reform

Fifth Third Bank | All Rights Reserved

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as
amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on
Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial
Accounting Standards Board (“FASB”) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth
Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and
Consumer Protection Act (“Dodd-Frank Act”); (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth
Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries;
(18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of Vantiv Holding, LLC, formerly Fifth Third
Processing Solutions, LLC, from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

13 Fifth Third Bank | All Rights Reserved Appendix

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
$ in millions
(unaudited) For the Three Months Ended
December September June March December September June March
2011 2011 2011 2011 2010 2010 2010 2010
Income before income taxes (U.S. GAAP) 418 530 506 377 417 303 242 (22)
Add: Provision expense (U.S. GAAP) 55 87 113 168 166 457 325 590
Pre-provision net revenue (a) 473 617 619 545 583 760 567 568
Net charge-offs (b) 239 262 304 367 356 446 434 582
Ratios:
Pre-provision net revenue / net charge-offs (a) / (b) 198% 235% 204% 149% 164% 170% 131% 98%
Note: 3Q10 net-charge offs exclude $510mm net charge-offs attributable to credit actions. Including these actions, 3Q10 net charge-offs were $956mm and pre-provision net revenue / net charge-offs was 79%.

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
$ in millions
(unaudited)
December
2011
Net income available to common shareholders (U.S. GAAP) 305
Add: Intangible amortization, net of tax 3
Tangible net income available to common shareholders 308
Tangible net income available to common shareholders (annualized) (a) 1,222
Average Bancorp shareholders' equity (U.S. GAAP) 13,147
Less: Average preferred stock 398
Average goodwill 2,417
Average intangible assets 42
Average tangible common equity (b) 10,290
Ratios:
Return on average tangible common equity (a) / (b) 11.9%

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
$ in millions
(unaudited) For the Three Months Ended
December September June March December September June March
2011 2011 2011 2011 2010 2010 2010 2010
Total Bancorp shareholders' equity (U.S. GAAP) 13,201 13,029 12,572 12,163 14,051 13,884 13,701 13,408
Goodwill and certain other intangibles (2,514) (2,514) (2,536) (2,546) (2,546) (2,525) (2,537) (2,556)
Unrealized gains (470) (542) (396) (263) (314) (432) (440) (288)
Qualifying trust preferred securities 2,248 2,273 2,312 2,763 2,763 2,763 2,763 2,763
Other 38 20 20 12 11 8 (25) (30)
Tier I capital 12,503 12,266 11,972 12,129 13,965 13,698 13,462 13,297
Less:   Preferred stock (398) (398) (398) (398) (3,654) (3,642) (3,631) (3,620)
Qualifying trust preferred securities (2,248) (2,273) (2,312) (2,763) (2,763) (2,763) (2,763) (2,763)
Qualifying noncontrolling interest in consolidated subsidiaries (50) (30) (30) (30) (30) (30) - -
Tier I common equity (a) 9,807 9,565 9,232 8,938 7,518 7,263 7,068 6,914
Unrealized gains 470
Disallowed deferred tax assets -
Disallowed MSRs 70
Other 12
Less:  10% of individual deferred tax assets, MSRs, investment in financial entities -
15% of aggregate deferred tax assets, MSRs, investment in financial entities -
Tier 1 common equity, Basel III proforma (b) 10,359
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (c) 104,945 102,562 100,320 99,392 100,561 98,904 98,604 99,281
Add:   Regulatory deductions not deducted from Tier 1 common equity, risk-weighted at 250% 1,453
Risk-weighted assets, Basel III proforma (d) 106,398
Ratios:
Tier I common equity (a) / (c) 9.35% 9.33% 9.20% 8.99% 7.48% 7.34% 7.17% 6.96%
Tier I common equity, Basel III proforma (b) / (d) 9.7%